For period ending November 30, 2003							Exhibit 77.I

File number 8118229



        As of September 10, 2003, UBS S&P 500 Index Fund, a series of UBS Index Trust began offering Class B and Class C2 shares.
        Further information regarding Class B and Class C2 shares is incorporated herein by reference to the registrants registration statement on Form N1A filed with the SEC on August 20, 2003
Accession Number  000095011703003720; SEC File No. 33327917.


For period ending November 30, 2003							Exhibit 77.M

File number 8118229


        At a Special Meeting of Shareholders convened on October 29, 2003, the shareholders of the UBS Enhanced S&P 500 Fund approved an Agreement and Plan of Reorganization between UBS Mutual Funds Securities Trust, on behalf of UBS Enhanced S&P 500 Fund, and UBS Index Trust, on
behalf of UBS S&P 500 Index Fund.   The transaction was consummated
on November 7, 2003. Further information regarding the circumstances and details of the transaction is incorporated herein in response to this sub item by reference to the definitive Combined Proxy Statement and Prospectus of the UBS Enhanced S&P 500 Fund a series of UBS
Mutual Funds Securities Trust and the UBS S&P 500 Index Fund a series of UBS Index Trust dated September 17, 2003, filed with the SEC on September 17, 2003 Accession Number 000094366303000396; SEC
File No. 333107712.
        UBS Mutual Funds Securities Trust has not ceased to be an investment company to date, but will begin the process in the near future.


For period ending November 30, 2003							Exhibit 77.Q.1

File number 8118229


CERTIFICATE OF AMENDMENT
TO
TRUST INSTRUMENT
OF
UBS INDEX TRUST
         I, Amy R. Doberman, Vice President and Secretary of UBS Index Trust Trust, hereby certify that the board of trustees of the Trust adopted the following resolutions at meetings held on September 10, 2003, and that the amendment to the Trusts Trust Instrument becomes effective on September 10, 2003:
         RESOLVED, that, pursuant to Section 2 of Article IV of the Trusts Trust Instrument, an unlimited number of shares of beneficial interest of each Series of the Trust be established as Class B shares and Class
C2 shares; and be it further
         RESOLVED, that an unlimited number of shares of beneficial interest of each Series of the Trust be designated as SubClass B1 shares; and be it further
         RESOLVED, that an unlimited number of shares of beneficial interest of each Series of the Trust be designated as SubClass B2 shares; and be it further
         RESOLVED, that an unlimited number of shares of beneficial interest of each Series of the Trust be designated as SubClass B3 shares; and be it further
         RESOLVED, that an unlimited number of shares of beneficial interest of each Series of the Trust be designated as SubClass B4 shares; and be it further
         RESOLVED, that all Class B shares of a Series including all SubClass B1 shares, SubClass B2 shares, SubClass B3 shares and SubClass B4 shares, together with the Class A shares, Class C shares, Class C2 shares and Class Y shares of that Series, represent interests in the assets of only that Series and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of shares, except as provided in the Trust Instrument and as set forth in Schedule A with respect to the conversion of SubClass B1 shares, SubClass B2 shares, SubClass B3 shares and SubClass B4 shares into Class A shares; and be it further

RESOLVED, that Schedule A of the Trust Instrument be, and it hereby is, amended and restated to reflect the establishment of each Series Class B shares and Class C2 shares and the designation of Class B shares as SubClass B1 shares, SubClass B2 shares, SubClass B3 and SubClass B4 shares and the conversion of SubClass B1 shares, SubClass B2 shares, SubClass B3 and SubClass B4 shares into
Class A shares

Dated:	September 10, 2003
By:   /s/ Amy R. Doberman
	Amy R. Doberman
	Vice President and Secretary



Subscribed and sworn before me this 10th day of September, 2003:

/s/ Evelyn De Simone
Notary Public


Schedule A to Trust Instrument of
UBS Index Trust
As Amended and Restated Effective September 10, 2003
Series of the Trust
UBS S&P 500 Index Fund

Classes of Shares of the Series
An unlimited number of shares of beneficial interest have been established by the Board as Class A shares, Class B shares, Class C shares, Class
C2 shares and Class Y shares of each of the above Series.  The Class
B shares of each Series consist of an unlimited number of SubClass
B1 shares, SubClass B2 shares, SubClass B3 shares and SubClass
B4 shares. Each of the Class A shares, Class B shares, Class C shares, Class C2 shares and Class Y shares of a Series represents interests in the assets of only that Series and has the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of shares, except as provided in the Trusts Trust
Instrument and as set forth below with respect to the Class B shares of each Series:
1. Each SubClass B1 share of a Series, other than a share purchased through the reinvestment of a dividend or a distribution with respect to the SubClass B1 share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the same Series, based on the relative net asset value of each such class at the time of the calculation of the net asset value of such class of shares on the date that is the first Business
Day as defined in the Series prospectus and/or statement of additional information of the month in which the sixth anniversary of the issuance of such SubClass B1 shares occurs which, for the purpose of calculating the holding period required for conversion shall mean the date on which the issuance of such SubClass B1 shares occurred or for Sub Class B1 shares obtained through an exchange the date on which the issuance of the SubClass B1 shares of an eligible
UBS fund occurred, if such shares were exchanged directly or through a series of exchanges for the Series SubClass B1 shares the SubClass
B1 Conversion Date.
2. Each SubClass B2 share of a Series, other than a share purchased through the reinvestment of a dividend or a distribution with respect to the SubClass B2 share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the same Series, based on the relative net asset value of each such class at the time of the calculation of the net asset value of such class of shares on the date that is the first
Business Day as defined in the Series prospectus and/or statement of additional information of the month in which the fourth anniversary of the issuance of such SubClass B2 shares occurs which, for the purpose of calculating the holding period required for conversion will mean on which the issuance of such SubClass B2 shares occurred or for Sub Class B2 shares obtained through an exchange the dateon which the issuance of the SubClass
B2 shares of an eligible UBS fund occurred, if such shares were exchanged directly or through a series of exchanges for the Series
SubClass B2 shares the Class B2 Conversion Date.
3. Each SubClass B3 share of a Series, other than a share purchased through the reinvestment of a dividend or a distribution with respect to the SubClass B3 share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the same Series, based on the relative net asset value of each such class at the time of the calculation of the net asset value of such class of shares on the date that is the first
Business Day as defined in the Series prospectus and/or statement of additional information of the month in which the third anniversary of the issuance of such SubClass B3 shares occurs which, for the purpose of calculating the holding period required for conversion which the issuance of such Sub Class B3 shares occurred or for SubClass B3 shares obtained through an exchange, the date on which the issuance of the SubClass B3 shares of an eligible UBS fund occurred, if such shares were exchanged directly or through a series of exchanges for the Series SubClass B3 shares the Class B3 Conversion Date.
4. Each SubClass B4 share of a Series, other than a share purchased through the reinvestment of a dividend or a distribution with respect to the SubClass B4 share, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the same Series, based on the relative net asset value of each such class at the time of the calculation of the net asset value of such class of shares on the date that is the first
Business Day as defined in the Series prospectus and/or statement of additional information of the month in which the second anniversary of the issuance of such SubClass B4 shares occurs which, for the purpose of calculating the holding period required for conversion, shall mean the date on which the issuance of such SubClass B4 shares occurred or for SubClass B4 shares obtained through an exchange, the date on which the issuance of the SubClass B4 shares of an eligible UBS fund occurred, if such shares were exchanged directly or through a series of exchanges for the Series SubClass
B4 shares the Class B4 Conversion Date.
5.  Each SubClass B1, SubClass B2, SubClass B3 or SubClass
B4 share of a Series which may be referred to collectively as Class
B shares purchased through the reinvestment of a dividend or a distribution with respect to the corresponding subclass of shares and the dividends and distributions on such shares shall be segregated in a separate subaccount on the stock records of the Series for each of the holders of record thereof. On any Class B1 Conversion Date, Class B2 Conversion Date, Class B3 Conversion Date or Class B4 Conversion Date hereinafter referred to as a Conversion Date, a number of the shares held in the subaccount of the holder of record of the corresponding Class B shares being converted, calculated in accordance with the next following sentence, shall be converted automatically, and without any action or choice on the part of the holder thereof, into Class A shares of the same Series. The number of Class B shares in the holders subaccount so converted shall bear the same relation to the total number of corresponding Class B shares maintained in the subaccount on the Conversion Date as the number of Class B shares of the holder converted on the Conversion Date bears to the total number of the corresponding Class B shares of the holder on the Conversion Date not purchased through the automatic reinvestment of dividends or distributions with respect to the Class B shares.
6. The number of Class A shares into which Class B shares are converted shall equal the number including for this purpose fractions of a share obtained by dividing the net asset value per share of the Class B shares for purposes of sales and redemptions thereof at the time of the calculation of the net asset value on the Conversion Date by the net asset value per share of the Class A shares for purposes of sales and redemptions thereof at the time of the calculation of the net asset value on the Conversion Date.
7. On the Conversion Date, the Class B shares converted into Class A shares will cease to accrue dividends and will no longer be outstanding and the rights of the holders thereof will cease except the right to receive declared but unpaid dividends to the Conversion Date.
For purposes of the foregoing, the term eligible UBS fund includes any and all mutual funds for which UBS Global Asset Management US Inc. or an affiliate of UBS Global Asset Management US Inc. serves as investment adviser, investment manager or principal underwriter that offer shares that have a contingent deferred sales charge imposed upon certain redemptions of such shares and are exchangeable with the Class B shares of the Series.

UBS INDEX TRUST
MULTIPLE CLASS PLAN PURSUANT TO RULE 18f3
         UBS Index Trust Fund hereby adopts this Multiple Class Plan pursuant to Rule 18f3 under the Investment Company Act of 1940, as amended 1940 Act, on behalf of its current series each referred to hereinafter as a Series for which the board of trustees Board has established Class A, Class B, Class C, Class C2 and/or Class Y shares and any series for which the Board in the future establishes Class A, Class B, Class C, Class C2 and/or Class Y shares.
A.	GENERAL DESCRIPTION OF CLASSES THAT ARE OFFERED.  Class A, Class B,
Class C, Class C2 and Class Y shares have the general characteristics described below. Each class of shares is described in greater detail in the Funds Registration Statement.  The term Registration Statement shall mean the currently effective Registration Statement of the Fund, and any supplements thereto, under the Securities Act of 1933, as amended, and the 1940 Act, as such Registration Statement may be amended or supplemented from time to time. The description below sets out the maximum initial sales charges, contingent deferred sales charges CDSCs, 12b1 service fees and 12b1 distribution fees for each class of shares.  These charges and fees may be lower for types of Series or individual Series, as described in the Registration Statement. Initial sales charges and CDSCs will be waived or reduced for the types of investors or under the circumstances described in the Registration Statement.
         1.	Class A Shares.  Class A shares are sold to the general
public subject to an initial sales charge.  The maximum initial sales charge is 2.5% of the public offering price.
         Class A shares are subject to a service fee at the annual rate of up to 0.25% of their average daily net assets, paid pursuant to a plan of distribution adopted in accordance with Rule 12b1 under the 1940 Act.
         Class A shares held less than one year are subject to a CDSC upon redemption if the Class A shares were purchased without an initial sales charge due to an initial sales charge waiver for large purchases. The maximum Class A CDSC is equal to 0.5% of the lower of: the net asset value of the shares at the time of purchase or the net asset value of the shares at the time of redemption.  Class A shares held one year or more or acquired through reinvestment of dividends or capital gains distributions are not subject to the CDSC.
         2.	Class B Shares.    Class B shares consist of SubClass B1,
SubClass B2, SubClass B3 and SubClass B4 shares.  Class B shares are sold to the general public subject to a CDSC, but without imposition of an initial sales charge. Individual SubClasses may be subject to eligibility standards, as described in the Registration Statement of individual Series. All Class B shares are subject to a service fee at the annual rate of up to 0.25% of their average daily net assets and a distribution fee at the annual rate of up to 0.40% of their average daily net assets. These service and distribution fees are paid pursuant to a plan of distribution adopted in accordance with Rule 12b1 under the 1940 Act.
         SubClass B1 Shares. The maximum CDSC for SubClass B1 shares is equal to 3% of the lower of: the net asset value of the shares at the time of purchase or the net asset value of the shares at the time of redemption. SubClass B1 shares held for the time specified in the Registration Statement usually six years or longer and SubClass B1 shares acquired through reinvestment of dividends or capital gains distributions are not subject to the CDSC.  SubClass B1 shares of a Series convert to
Class A shares of the same Series approximately six years after issuance at their relative net asset values.
         SubClass B2 Shares.  The maximum CDSC for SubClass B2 shares is net asset value of the shares at the time of redemption.  SubClass B2 shares held for the time specified in the Registration Statement usually four years or longer and SubClass B2 shares acquired through reinvestment of dividendsor capital gains distributions are not subject to the CDSC. SubClass B2 shares of a Series convert to Class A shares of the same
Series approximately four years after issuance at their relative net asset values.
         SubClass B3 Shares. The maximum CDSC for SubClass B3 shares is equal to 2% of the lower of: the net asset value of the shares at the time of purchase or the net asset value of the shares at the time of redemption. SubClass B3 shares held for the time specified in the Registration Statement usually three years or longer and SubClass B3 shares acquired through reinvestment of dividends or capital gains distributions are not subject to the CDSC. SubClass B3 shares of a
Series convert to Class A shares of the same Series approximately three years after issuance at their relative net asset values.
         SubClass B4 Shares. The maximum CDSC for SubClass B4 shares is equal to 1% of the lower of: the net asset value of the shares at the time of purchase or the net asset value of the shares at the time of redemption. SubClass B4 shares held for the time specified in the Registration Statement usually two years or longer and SubClass B4 shares acquired through reinvestment of dividends or capital gains distributions are not subject to the CDSC.  SubClass B4 shares of a Series convert to
Class A shares of the same Series approximately two years after issuance at their relative net asset values.
         3.	Class C Shares.  Class C shares are sold to the general
publicsubject to without imposition of an initial sales charge . but The maximum initial sales charge is 1.0% of the public offering price.
         Class C shares held less than one year are subject to a CDSC upon redemption. The maximum CDSC for Class C shares is equal to 1% of the lower of: the net asset value of the shares at the time of purchase or the net asset value of the shares at the time of redemption.  Class C shares held for one year or more or acquired through reinvestment of dividends or capital gains distributions are not subject to the CDSC.
         Class C shares are subject to a service fee at the annual rate of up to 0.25% of their average daily net assets and a distribution fee at the annual rate of up to 0.75% of their average daily net assets. These service and distribution fees are paid pursuant to a plan of distribution adopted in accordance with Rule 12b1 under the 1940 Act.
         4.	Class C2 Shares.  Class C2 shares are available for purchase only by the types of investors described in the Registration Statement without the imposition of an initial sales charge but Class C2 shares held less than one year are subject to a CDSC upon redemption. The maximum CDSC for Class C2 shares is equal to 0.65% of the lower of: the net asset value of the shares at the time of purchase or the net asset value of the shares at the time of redemption. Class C2 shares held for one year or more or acquired through reinvestment of dividends or capital gains distributions are not subject to the CDSC.
         Class C2 shares are subject to a service fee at the annual rate of up to 0.25% of their average daily net assets and a distribution fee at the annual rate of up to 0.40% of their average daily net assets. These service and distribution fees are paid pursuant to a plan of distribution adopted in accordance with Rule 12b1 under the 1940 Act.
         5.	Class Y Shares.   Class Y shares are sold without imposition
of an initial sales charge or CDSC and are not subject to any service or distribution fees. Class Y shares are available for purchase only by the types of investors described in the Registration Statement.
B.	EXPENSE ALLOCATIONS OF EACH CLASS:
         Certain expenses of a Series may be attributable to a particular class of its shares Class Expenses. Class Expenses are charged directly to the net assets of that class and, thus, are borne on a pro rata basis by the outstanding shares of that class.
         In addition to the distribution and service fees described above, each class may also pay a different amount of the following other expenses:
1	printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class;
2	Blue Sky fees incurred by a specific class of shares;
3	SEC registration fees incurred by a specific class of shares;
4	expenses of administrative personnel and services required to support the shareholders of a specific class of shares;
5	Board members fees incurred as a result of issues relating to a specific class of shares;
6	litigation expenses or other legal expenses relating to a specific class of shares; and
7	transfer agent fees identified as being attributable to a specific class.

C.	EXCHANGE PRIVILEGES:
         Class A, Class B and Class C shares of a Series may be exchanged for the corresponding class or subclass of shares of other participating
UBS funds, PACE Select mutual funds or other funds for which UBS Global AM serves as principal underwriter Family Funds or may be acquired through an exchange of shares of the corresponding class of those funds. Class C2 shares may be exchanged for Class C shares of most other Family Funds. Class Y shares are not exchangeable. Shares of one class may be exchanged for shares of another class of the same Series under the circumstances described in the Registration
Statement.
         These exchange privileges may be modified or terminated by a Series, and exchanges may only be made into Family Funds that are legally registered for sale in the investors state of residence.
D.	CLASS DESIGNATION:
         Subject to approval by the Board, a Series may alter the nomenclature for the designations of one or more of its classes of shares.
E.	ADDITIONAL INFORMATION:
         This Multiple Class Plan is qualified by and subject to the terms of the Funds Registration Statement; provided, however, that none of the terms set forth in the Registration Statement shall be inconsistent with the terms of the classes contained in this Plan. The Registration Statement contains additional information about the classes and each Series multiple class structure.
F.	DATE OF EFFECTIVENESS:
         This Multiple Class Plan is effective as of the date hereof, provided that this Plan shall not become effective with respect to any Series unless such action has first been approved by the vote of a majority of the Board and by vote of a majority of those Board members who are not interested persons of the Fund.

								September 10, 2003


UBS INDEX TRUST CLASS A SHARES
SHAREHOLDER SERVICES PLAN
	WHEREAS, UBS Index Trust Fund is registered under the Investment Company Act of 1940, as amended 1940 Act, as an openend management investment company and has one distinct series of shares of beneficial interest Series, which corresponds to a distinct portfolio designated as UBS S&P 500 Index Fund; and
	WHEREAS, UBS Global Asset Management US Inc. UBS Global AM serves as Principal Underwriter of the Series and performs or contracts with other intermediaries to perform certain services for existing shareholders of Class
A shares;
	NOW, THEREFORE, the Fund hereby adopts this Plan with respect to the Class A shares of the Series in accordance with Rule 12b1 under the 1940 Act.
	1.	Class A shares of the Series will pay to UBS Global AM, as
compensation for the provision of services to shareholders of Class A shares, a service fee at the rate of 0.25% on an annualized basis of the average daily net assets of such shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals, as the Board shall determine.
	2.	The service fee received by UBS Global AM is for providing
personal service and/or the maintenance of shareholder accounts as provided for in Section 2830b9 of the NASD Conduct Rules, including expenditures for overhead and other expenses of UBS Global AM, and telephone and other communications expenses relating to the provision of shareholder services.
If the NASD amends the definition of service fee or adopts a related definition intended to define the same concept, the services provided under the Plan shall be automatically amended, without further action of the parties, to conform to such definition.
	3.	This Plan must be approved, together with any related
agreements, by votes of a majority of both a the Board and b those Board members of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of this Plan or any agreements related thereto Independent Board Members, cast in person at a meeting or meetings called for the purpose of voting on such approval.
	4.	This Plan shall continue in full force and effect for so
long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Paragraph 3.
	5.	UBS Global AM shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended with respect to servicing shareholders of Class A shares and the purposes for which such expenditures were made.  UBS Global AM shall submit only information regarding amounts expended for servicing shareholder accounts to the Board in support of the service fee payable hereunder.
	6.	This Plan may be terminated with respect to the Class A shares at any time by vote of the Board, by vote of a majority of the Independent
Board Members, or by vote of a majority of the outstanding voting securities of the Class A shares.
	7.	This Plan may not be amended to increase materially the amount of service fee provided for in Paragraph 1 hereof unless such amendment is approved by a majority of the outstanding voting securities of the Class A shares. No material amendment to the Plan shall be made unless approved in the manner provided for initial approval in Paragraph 3 hereof.
	8.	The amount of the service fee payable to UBS Global AM is not related directly to expenses incurred by UBS Global AM on behalf of the Series or its Class A shares in providing services to shareholders. Neither the
Series nor Class A Shares is obligated to reimburse UBS Global AM for such expenses. The service fee set forth in Paragraph 1 hereof will be paid to
UBS Global AM until the Plan is terminated or not renewed. If the Plan is terminated or not renewed, any servicerelated expenses incurred by UBS Global
AM in excess of payments of the service fee specified in Paragraph 1 hereof that UBS Global AM has received or accrued through the termination date are the sole responsibility and liability of UBS Global AM, and are not obligations of the Series or Class A shares.
	9.	While this Plan is in effect, the selection and nomination of the Board members who are Independent Board Members of the Fund shall be committed to the discretion of the Independent Board Members.
	10.	As used in this Plan, the terms majority of the outstanding
voting securities and interested person shall have the same meaning as those terms have in the 1940 Act.
	11.	The Fund shall preserve copies of this Plan including any
amendments thereto and any related agreements and all reports made pursuant to Paragraph 5 hereof for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.
	12.	The Board members of the Fund and the shareholders of the
Series shall not be liable for any obligations of the Fund or the Series under this Plan, and UBS Global AM or any other person, in asserting any rights or claims under this Plan, shall look only to the assets and property of the Fund or such Series in settlement of such right or claim, and not to such Board members or shareholders.
	IN WITNESS WHEREOF, the Fund has executed this Shareholder Services
Plan on the day and year set forth below in New York, New York.
	Date: July 24, 2002
ATTEST:

UBS INDEX TRUST

____/s/  Cristina Paradiso __________
     Cristina Paradiso
     Assistant Secretary
By:  ___/s/ David M. Goldenberg _________
           David M. Goldenberg
           Vice President and Assistant Secretary


UBS INDEX TRUST CLASS B SHARES
PLAN OF DISTRIBUTION PURSUANT TO RULE 12b1
UNDER THE INVESTMENT COMPANY ACT OF 1940

	WHEREAS, UBS Index Trust Trust is registered under the Investment Company Act of 1940, as amended 1940 Act, as an openend management investment company, and currently has one distinct series of shares of beneficial interest Series, which corresponds to a distinct portfolio designated as UBS S&P 500 Index Fund; and
	WHEREAS, the Trust desires to adopt a Plan of Distribution Plan pursuant to Rule 12b1 under the 1940 Act with respect to the Class B shares of the abovereferenced Series and of such other Series as may hereafter be designated by the Trusts board of trustees Board and have Class B shares established; and
	WHEREAS the Trust has entered into a Principal Underwriting Contract Contract with UBS Global Asset Management US Inc. UBS Global AM pursuant to which UBS Global AM has agreed to serve as Principal Underwriter of the Class
B shares of each such Series;
	NOW, THEREFORE, the Trust hereby adopts this Plan with respect to the Class B shares of each Series in accordance with Rule 12b1 under the 1940 Act.
	1.	A.	UBS S&P 500 Index Fund is authorized to pay to UBS
Global AM, as compensation for UBS Global AMs services as Principal Underwriter of the Series Class B shares, distribution fees at the rate of 0.40%, on an annualized basis, of the average daily net assets of the Series Class B shares.  Such fees shall be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.
		B.	Each other Series is authorized to pay to UBS Global
AM, as compensation for UBS Global AMs services as Principal Underwriter of the Series Class B shares, distribution fees at the rate of 0.40%, on an annualized basis, of the average daily net assets of the Series Class B shares or such other rate as may be agreed upon in a written distribution fee addendum to this Plan Distribution Fee Addendum executed by the Trust on behalf of such Series.  All such Distribution Fee Addenda shall provide that they are subject to all terms and conditions of this Plan. Such fees shall be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.
		C.	Each Series is authorized to pay to UBS Global AM,
as compensation for UBS Global AMs services as Principal Underwriter of the Series Class B shares, a service fee at the rate of 0.25%, on an annualized basis, of the average daily net assets of the Series Class B shares. Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.
		D.	Any Series may pay a distribution or service fee to
UBS Global AM at a lesser rate than the fees specified above, as agreed upon by the Board and UBS Global AM and as approved in the manner specified in Paragraph 4 of this Plan.
	2.	As Principal Underwriter of the Class B shares of each Series,
UBS Global AM may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class B shares of the Series or the servicing and maintenance of shareholder accounts, including, but not limited to, compensation to employees of UBS Global AM; compensation to and expenses, including overhead and telephone and other communication expenses, of UBS Global AM, UBS Financial Services Inc. UBS Financial Services and other selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation, printing and distribution of sales literature and advertising materials.
	3.	If adopted with respect to Class B shares of a Series after
any public offering of those shares, this Plan shall not take effect with respect to those shares unless it has first been approved by a majority of the voting securities of the Class B shares of that Series. This provision does not apply to adoption as an amended Plan of Distribution where the prior Plan of Distribution either was approved by a majority of the voting securities of the Class B shares of the applicable Series or such approval was not required under Rule 12b1.
	4.	This Plan shall not take effect with respect to the Class B
shares of any Series unless it first has been approved, together with any related agreements, by votes of a majority of both a the Board and b those Board members of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of this Plan or any agreements related thereto Independent Board Members, cast in person at a meeting or meetings called for the purpose of voting on such approval;
and until the Board members who approve the Plans taking effect with respect to such Series Class B shares have reached the conclusion required by Rule 12b1e under the 1940 Act.
	5.	After approval as set forth in Paragraph 3 if applicable and
Paragraph 4, this Plan shall take effect and continue in full force and effect for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Paragraph 4.
	6.	UBS Global AM shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended with respect to the Class B shares of each Series by UBS Global AM under this Plan and the Contract and the purposes for which such expenditures were made.
UBS Global AM shall submit only information regarding amounts expended for distribution activities, as defined in this Paragraph 6, to the Board in support of the distribution fee payable hereunder and shall submit only information regarding amounts expended for service activities, as defined in this Paragraph 6, to the Board in support of the service fee payable hereunder.
		For purposes of this Plan, distribution activities shall mean any activities in connection with UBS Global AMs performance of its obligations under this Plan or the Contract that are not deemed service activities.
Service activities shall mean activities in connection with  the provision by UBS Global AM or UBS Financial Services of personal, continuing services to investors in the Class B shares of the Series; provided, however, that if the National Association of Securities Dealers, Inc. NASD adopts a definition of service fee for purposes of Section 2830b9 of the NASD
Conduct Rules that differs from the definition of service activities hereunder, or if the NASD adopts a related definition intended to define the same concept, the definition of service activities in this Paragraph shall be automatically amended, without further action of the parties, to conform to such NASD definition.  Overhead and other expenses of UBS
Global AM and UBS Financial Services related to their distribution activities or service activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for such activities.
	7.	This Plan may be terminated with respect to the Class B shares of any Series at any time by vote of the Board, by vote of a majority of the Independent Board Members, or by vote of a majority of the outstanding voting securities of the Class B shares of that Series.
	8.	This Plan may not be amended to increase materially the amount of distribution fees provided for in Paragraphs 1A or 1B or the amount of service fees provided for in Paragraph 1C hereof unless such amendment is approved by a majority of the outstanding voting securities of the Class
B shares of the affected Series and no material amendment to the Plan shall be made unless approved in the manner provided for initial approval in Paragraph 4 hereof.
	9.	The amount of the distribution and service fees payable by any
Series to UBS Global AM under Paragraphs 1A, 1B and 1C hereof and the Contract is not related directly to expenses incurred by UBS Global AM on behalf of such Series in serving as Principal Underwriter of the Class B shares, and Paragraph 2 hereof and the Contract do not obligate the Series to reimburse UBS Global AM for such expenses. The distribution and service fees set forth in
Paragraphs 1A, 1B and 1C hereof will be paid by the Series to UBS Global AM until either the Plan or the Contract is terminated or not renewed. If either the Plan or the Contract is terminated or not renewed with respect to the Class B shares of any Series, any distribution expenses incurred by
UBS Global AM on behalf of the Class B shares of the Series in excess of payments of the distribution and service fees specified in Paragraphs 1A,
1B and 1C hereof and the Contract which UBS Global AM has received or accrued through the termination date are the sole responsibility and liability of
UBS Global AM, and are not obligations of the Series.
	10.	While this Plan is in effect, the selection and nomination of the Board members who are not interested persons of the Trust shall be committed to the discretion of the Board members who are not interested persons of the Trust.
	11.	As used in this Plan, the terms majority of the outstanding
voting securities and interested person shall have the same meaning as those terms have in the 1940 Act.
	12.	The Trust shall preserve copies of this Plan including any
amendments thereto and any related agreements and all reports made pursuant to Paragraph 6 hereof for a period of not less than six years from the date of thisPlan, the first two years in an easily accessible place.
	13.	The Board members of the Trust and the shareholders of each
Series shall not be liable for any obligations of the Trust or any Series under this Plan, and UBS Global AM or any other person, in asserting any rights or claims under this Plan, shall look only to the assets and property of the
Trust or such Series in settlement of such right or claim, and not to such Board members or shareholders.
		IN WITNESS WHEREOF, the Trust has executed this Plan of Distribution on the day and year set forth below in New York, New York.
Date:  September 10, 2003
ATTEST:					UBS INDEX TRUST

/s/ Cristina Paradiso				By:  	/s/ Amy R. Doberman
Cristina Paradiso					Amy R. Doberman
Assistant Secretary					Vice President and Secretary



UBS INDEX TRUST CLASS C2 SHARES
PLAN OF DISTRIBUTION PURSUANT TO RULE 12b1
UNDER THE INVESTMENT COMPANY ACT OF 1940

	WHEREAS, UBS Index Trust Trust is registered under the Investment Company Act of 1940, as amended 1940 Act, as an openend management investment company, and currently has one distinct series of shares of beneficial interest Series, which correspond to a distinct portfolio designated as
UBS S&P 500 Index Fund; and
	WHEREAS, the Trust desires to adopt a Plan of Distribution Plan pursuant to Rule 12b1 under the 1940 Act with respect to the Class C2 shares of the abovereferenced Series and of such other Series as may hereafter be designated by the Trusts board of trustees Board and have
Class C2 shares established; and
	WHEREAS, the Trust has entered into a Principal Underwriting
Contract Contract with UBS Global Asset Management US Inc. UBS Global
AM pursuant to which UBS Global AM has agreed to serve as Principal
Underwriter of the Class C2 shares of each such Series;
	NOW, THEREFORE, the Trust hereby adopts this Plan with respect to the Class C2 shares of each Series in accordance with Rule 12b1 under the 1940 Act.
	I.	A.	UBS S&P 500 Index Fund is authorized to pay to
UBS Global AM, as compensation for UBS Global AMs services as Principal Underwriter of the Series Class C2 shares, distribution fees at the rate of 0.40%, on an annualized basis, of the average daily net assets of the
Series Class C2 shares.  Such fees shall be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine
		B.	Any Series hereafter established is authorized to
pay to UBS Global AM, as compensation for UBS Global AMs services as
Principal Underwriter of the Series Class C2 shares, a distribution fee in the amount to be agreed upon in a written distribution fee addendum to this Plan Distribution Fee Addendum executed by the Trust on behalf of such Series. All such Distribution Fee Addenda shall provide that they are subject to all terms and conditions of this Plan.
		C.	Each Series is authorized to pay to UBS Global AM,
as compensation for UBS Global AMs services as Principal Underwriter of the Series Class C2 shares, a service fee at the rate of 0.25%, on an annualized basis, of the average daily net assets of the Series Class
C2 shares.  Such fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.
		D.	Any Series may pay a distribution or service fee to
UBS Global AM at a lesser rate than the fees specified above, as agreed upon by the Board and UBS Global AM and as approved in the manner specified in Paragraph 4 of this Plan.
	1.	As Principal Underwriter of the Class C2 shares of each
Series, UBS Global AM may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Class
C2 shares of the Series or the servicing and maintenance of shareholder accounts, including, but not limited to, compensation to employees of UBS
Global AM; compensation to and expenses, including overhead and telephone and other communication expenses, of UBS Global AM, UBS Financial Services
Inc. UBS Financial Services and other selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation, printing and distribution of sales literature and advertising materials.
	2.	If adopted with respect to Class C2 shares of a Series after any public offering of those shares, this Plan shall not take effect with respect to those shares unless it has first been approved by a majority of the voting securities of the Class C2 shares of that Series. This provision does not apply to adoption as an amended Plan of Distribution where the prior Plan of Distribution either was approved by a vote of a majority of the voting securities of the Class C2 shares of the applicable Series or such approval was not required under Rule 12b1.
	3.	This Plan shall not take effect with respect to the Class C2 shares of any Series unless it first has been approved, together with any related agreements, by votes of a majority of both a the Board and b those
Board members of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of this Plan or any agreements related thereto Independent Board Members, cast in person at a meeting or meetings called for the purpose of voting on such approval;
and until the Board members who approve the Plans taking effect with respect to such Series Class C2 shares have reached the conclusion required by Rule 12b1e under the 1940 Act.
	4.	After approval as set forth in Paragraph 3 if applicable and
Paragraph 4, this Plan shall take effect and continue in full force and effect for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Paragraph 4.
	5.	UBS Global AM shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended with respect to the Class C2 shares of each Series by UBS Global AM under this
Plan and the Contract and the purposes for which such expenditures were made. UBS Global AM shall submit only information regarding amounts expended for distribution activities, as defined in this Paragraph 6, to the Board in support of the distribution fee payable hereunder and shall submit only information regarding amounts expended for service activities, as defined in this Paragraph 6, to the Board in support of the service fee payable hereunder.
		For purposes of this Plan, distribution activities shall
mean any activities in connection with UBS Global AMs performance of its obligations under this Plan or the Contract that are not deemed service activities. Service activities shall mean activities in connection with the provision by UBS Global AM or UBS Financial Services of personal, continuing services to investors in the Class C2 shares of the Series;
provided, however, that if the National Association of Securities Dealers,
Inc. NASD adopts a definition of service fee for purposes of Section 2830b9 of the NASD Conduct Rules that differs from the definition of service activities hereunder, or if the NASD adopts a related definition intended to define the same concept, the definition of service activities in this
Paragraph shall be automatically amended, without further action of the parties, to conform to such NASD definition. Overhead and other expenses of UBS Global AM and UBS Financial Services related to their distribution activities or service activities, including telephone and other communications expenses, may be included in the information regarding amounts expended for such activities.
	6.	This Plan may be terminated with respect to the Class C2
shares of any Series at any time by vote of the Board, by vote of a majority of the Independent Board Members, or by vote of a majority of the outstanding voting securities of the Class C2 shares of that Series.
	7.	This Plan may not be amended to increase materially the amount of distribution fees provided for in Paragraph 1A or Paragraph 1B hereof or the amount of service fees provided for in Paragraph 1C hereof unless such amendment is approved by a majority of the outstanding voting securities of the Class C2 shares of the affected Series and no material amendment to the Plan shall be made unless approved in the manner provided for initial approval in Paragraph
4 hereof.
	8.	The amount of the distribution and service fees payable by the
Series to UBS Global AM under Paragraphs 1A, 1B and 1C hereof and the
Contract is not related directly to expenses incurred by UBS Global AM on behalf of suchSeries in serving as Principal Underwriter of the Class C2 shares, and Paragraph 2 hereof and the Contract do not obligate the Series to reimburse UBS Global AM for such expenses.  The distribution and service fees set forth in Paragraphs 1A, 1B and 1C hereof will be paid by the Series to UBS Global AM until either the Plan or the Contract is terminated or not renewed. If either the Plan or the Contract is terminated or not renewed with respect to the Class C2 shares of any Series, any distribution expenses incurred by UBS Global AM on behalf of the Class C2 shares of the Series in excess of payments of the distribution and service fees specified in Paragraphs 1A, 1B and 1C hereof and the Contract which UBS Global AM has received or accrued through the termination date are the sole responsibility and liability of UBS Global AM, and are not obligations of the Series.
	9.	While this Plan is in effect, the selection and nomination
of the Board members who are not interested persons of the Trust shall be committed to the discretion of the Board members who are not interested persons of the Trust.
	10.	As used in this Plan, the terms majority of the outstanding
voting securities and interested person shall have the same meaning as those terms have in the 1940 Act.
	11.	The Trust shall preserve copies of this Plan including any
amendments thereto and any related agreements and all reports made pursuant to Paragraph 6 hereof for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.
	12.	The Board members of the Trust and the shareholders of each
Series shall not be liable for any obligations of the Trust or any Series under this Plan, and UBS Global AM or any other person, in asserting any rights or claims under this Plan, shall look only to the assets and property of the Trust or such Series in settlement of such right or claim, and not to such Board members or shareholders.
	IN WITNESS WHEREOF, the Trust has caused this Plan of Distribution to be executed on the day and year set forth below in New York, New York.
Date:  September 10, 2003

ATTEST:					UBS INDEX TRUST

/s/ Cristina Paradiso				By:  	/s/ Amy R. Doberman
Cristina Paradiso					Amy R. Doberman
Assistant Secretary					Vice President and Secretary


UBS INDEX TRUST

PRINCIPAL UNDERWRITING CONTRACT

         CONTRACT made as of September 10, 2003, between UBS INDEX TRUST, a Delaware business trust, Fund and UBS GLOBAL ASSET MANAGEMENT US INC., a Delaware corporation, UBS Global AM.
         WHEREAS the Fund is registered under the Investment Company Act of
1940, as amended 1940 Act, as an openend management investment company and currently offers a distinct series of shares of beneficial interest Series, which corresponds to a distinct portfolio and for which the Funds board of trustees Board has established an unlimited number of shares of beneficial interest as Class A shares, Class B shares, Class C shares, Class C2 shares and Class Y shares referred to collectively as Shares; and
         WHEREAS the Fund desires to retain UBS Global AM as principal underwriter in connection with the offering and sale of the Shares of the abovereferenced Series and of such other Series as may hereafter be designated by the Board and have one or more classes of Class A shares,
Class B shares, Class C shares, Class C2 shares and/or Class Y shares established and has adopted separate Plans of Distribution pursuant to Rule
12b1 under the 1940 Act for its Class A shares, Class B shares, Class C shares and Class C2 shares respectively, Class A Plan, Class B Plan, Class
C Plan and Class C2 Plan; and
         WHEREAS UBS Global AM is willing to act as principal underwriter of the Shares of each such Series on the terms and conditions hereinafter set forth;
         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
         1.	Appointment.  The Fund hereby appoints UBS Global AM as its
exclusive agent to be the principal underwriter to sell and to arrange for the sale of the Shares on the terms and for the period set forth in this
Contract.  UBS Global AM hereby accepts such appointment and agrees to act hereunder.  It is understood, however, that this appointment does not preclude sales of the Shares directly through the Funds transfer agent in the manner set forth in the Registration Statement.  As used in this Contract, the term Registration Statement shall mean the currently effective registration statement of the Fund, and any supplements thereto, under the Securities Act of 1933, as amended 1933
Act, and the 1940 Act.
         2.	Services and Duties of UBS Global AM.
         	a	UBS Global AM agrees to sell Shares on a best efforts
basis from time to time during the term of this Contract as agent for the
Fund and upon the terms described in the Registration Statement.
         	b	Upon the later of the date of this Contract or the
initial offering of Shares to the public by a Series, UBS Global AM will hold itself available to receive purchase orders, satisfactory to UBS
Global AM, for Shares of that Series and will accept such orders on behalf of the Fund as of the time of receipt of such orders and promptly transmit such orders as are accepted to the Funds transfer agent.  Purchase orders shall be deemed effective at the time and in the manner set forth in the
Registration Statement.
         	c	UBS Global AM in its discretion may enter into
agreements to sell Shares to such registered and qualified retail dealers as it may select.  In making agreements with such dealers, UBS Global AM shall act only as principal and not as agent for the Fund.
         	d	The offering price of the Shares shall be the net
asset value per share as next determined by the Fund following receipt of an order at UBS Global AMs principal office plus the applicable initial sales charge, if any, computed as set forth in the Registration Statement.
The Fund shall promptly furnish UBS Global AM with a statement of each computation of net asset value.
         	e	UBS Global AM shall not be obligated to sell any certain
number of Shares.
         	f	To facilitate redemption of Shares by shareholders directly
or through dealers, UBS Global AM is authorized but not required on behalf of the Fund to repurchase Shares presented to it by shareholders and dealers at the price determined in accordance with, and in the manner set forth in, the Registration Statement.  Such price shall reflect the subtraction of the contingent deferred sales charge, if any, computed in accordance with and in the manner set forth in the Registration Statement.
         	g	UBS Global AM shall provide ongoing shareholder services,
which include responding to shareholder inquiries, providing shareholders with information on their investments in the Shares and any other services now or hereafter deemed to be appropriate activities for the payment of service fees under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. NASD collectively, service activities.
         	h	UBS Global AM shall have the right to use any list of
shareholders of the Fund or any other list of investors which it obtains in connection with its provision of services under this Contract;
provided, however, that UBS Global AM shall not sell or knowingly provide such list or lists to any unaffiliated person.
         3.	Authorization to Enter into Dealer Agreements and to Delegate
Duties as Principal Underwriter.  With respect to the Shares of any or all Series, UBS Global AM may enter into dealer agreements with any registered and qualified dealer with respect to sales of Shares or the provision of service activities.  In a separate contract or as part of any such dealer agreement, UBS Global AM also may delegate to any registered and qualified dealer any or all of its duties specified in this Contract, provided that such separate contract or dealer agreement imposes on the counterparty bound thereby all applicable duties and conditions to which UBS Global AM is subject under this Contract.
         4.	Services Not Exclusive.  The services furnished by UBS
Global AM hereunder are not to be deemed exclusive and UBS Global
AM shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby.
Nothing in this Contract shall limit or restrict the right of any director, officer or employee of UBS Global AM,
who may also be a Board member, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature.
         5.	Compensation.
         	a	As compensation for its service activities
under this contract with respect to Class A, B, C, C2 shares, UBS
Global AM shall receive from the Fund a service fee at the rate and under the terms and conditions of the Class A Plan, Class B Plan, Class
C Plan and Class C2 Plan, respectively, as amended from time to time, and subject to any further limitations on such fee as the Board may impose.

         	b	As compensation for its activities under this contract
with respect to the distribution of the Class B, C and C2 shares, UBS Global AM shall receive from the Fund a distribution fee at the rate and under the terms and conditions of the Class B Plan, Class C Plan and Class C2 Plan,
respectively, as amended from time to time, and subject to any further limitations on such fee as the Board may impose.
         	c	As compensation for its activities under this contract
with respect to the distribution of Shares, UBS Global AM shall retain the initial sales charge, if any, on purchases of Shares as set forth in the Registration Statement.  UBS Global AM is authorized to collect the gross proceeds derived from the sale of Shares, remit the net asset value thereof to the Fund upon receipt of the proceeds and retain the initial sales charge, if any.
         	d	As compensation for its activities under this contract
with respect to the distribution of Shares, UBS Global AM shall receive all contingent deferred sales charges imposed on redemptions of Shares. Whether and at what rate a contingent deferred sales charge will be imposed with respect to a redemption shall be determined in accordance with, and in the manner set forth in, the Registration Statement.
         	e	UBS Global AM may reallow any or all of the initial
sales charges, contingent deferred sales charges, distribution fees or service fees which it is paid under this Contract to such dealers as UBS Global AM may from time to time determine.
         6.	Duties of the Fund.
         	a	The Fund reserves the right at any time to withdraw
offering any class or classes of Shares of any or all Series by written notice to UBS Global AM at its principal office.
         	b	The Fund shall keep UBS Global AM fully informed of its
affairs and shall make available to UBS Global AM copies of all information, financial statements, and other documents which UBS Global AM may reasonably request for use in connection with the distribution of Shares, including, without limitation, certified copies of any financial statements prepared for the Fund by its independent public accountant and such reasonable number of copies of the most current prospectus, statement of additional information, and annual and interim reports of any Series as UBS Global AM may request, and the Fund shall cooperate fully in the efforts of UBS Global AM to sell and arrange for the sale of the Shares of the Series and in the performance of UBS Global AM under this Contract.
         	c	The Fund shall take, from time to time, all necessary
action, including payment of the related filing fee, as may be necessary to register its Shares under the 1933 Act to the end that there will be available for sale suchnumber of Shares as UBS Global AM may be expected to sell.
The Fund agrees to file, from time to time, such amendments, reports, and other documents as may be necessary in order that there will be no untrue statement of a material fact in the Registration Statement, nor any omission of a material fact which omission would make the statements therein misleading.
         	d	The Fund shall use its best efforts to qualify and
maintain the qualification of an appropriate number of Shares of each Series for sale under the securities laws of such states or other jurisdictions as UBS Global AM and the Fund may approve, provided that the Fund shall not be required to amend its Declaration of Trust or ByLaws to comply with the laws of any jurisdiction, to maintain an office in any jurisdiction, to change the terms of the offering of the Shares in any jurisdiction from the terms set forth in its Registration Statement, to qualify as a foreign corporation in any jurisdiction, or to consent to service of process in any jurisdiction other than with respect to claims arising out of the offering of the Shares.  UBS Global AM shall furnish such information and other material relating to its affairs and activities as may be required by the
Fund in connection with such qualifications.
         7.	Expenses of the Fund.  The Fund shall bear all costs and expenses of registering the Shares with the Securities and Exchange Commission
Commission and qualifying the Shares for offer and sale with state and other regulatory bodies, and shall assume expenses related to communications with shareholders of each Series, including fees and disbursements of its counsel and independent public accountant; the preparation, filing and printing of registration statements and/or prospectuses or statements of additional information required under the federal securities laws; the preparation and mailing of annual and interim reports, prospectuses, statements of additional information and proxy materials to shareholders;
and the qualifications of shares for sale under the securities laws of such jurisdictions as shall be selected by the Fund and UBS Global AM pursuant to Paragraph 6d hereof, and the costs and expenses payable to each such jurisdiction for continuing qualification therein.
         8.	Expenses of UBS Global AM.  UBS Global AM shall bear all costs and expenses of preparing printing and distributing any materials not prepared by the Fund and other materials used by UBS Global AM in connection with the sale of Shares under this Contract, including the additional cost of printing copies of prospectuses, statements of additional information, and annual and interim shareholder reports other than copies thereof required for distribution to existing shareholders or for filing with any federal or state securities authorities; any expenses of advertising incurred by UBS Global
AM in connection with such offering; the expenses of registration or qualification of UBS Global AM as a broker or dealer under federal or state laws and the expenses of continuing such registration or qualification and all compensation paid to UBS Global AMs employees and others for selling Shares, and all expenses of UBS Global AM, its employees and others who engage in or support the sale of Shares as may be incurred in connection with their
sales efforts.
         9.	Indemnification.
	a	The Fund agrees to indemnify, defend and hold UBS Global AM, its officers and directors, and any person who controls UBS Global
AM within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith which
UBS Global AM, its officers, directors or any such controlling person may incur under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated in the Registration Statement or necessary to make the statements therein not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by UBS Global AM to the Fund for use in the Registration Statement; provided, however, that this indemnity agreement shall not inure to the benefit of any person who is also an officer or Board member of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act; and further provided, that in no event shall anything contained herein be so construed as to protect
UBS Global AM against any liability to the Fund or to the shareholders of any Series to which UBS Global AM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Contract.  The Fund shall not be liable to UBS Global AM under this indemnity agreement with respect to any claim made against UBS Global
AM or any person indemnified unless UBS Global AM or other such person shall have notified the Fund in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon UBS Global AM or such other person or after UBS Global AM or the person shall have received notice of service on any designated agent.
However, failure to notify the Fund of any claim shall not relieve the Fund from any liability which it may have to UBS Global AM or any person against whom such action is brought otherwise than on account of this indemnity agreement. The Fund shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity agreement. If the Fund elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Fund and satisfactory to indemnified defendants in the suit whose approval shall not be unreasonably withheld. In the event that the Fund elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them.  If the Fund does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants.
The Fund agrees to notify UBS Global AM promptly of the commencement of any litigation or proceedings against it or any of its officers or Board members in connection with the issuance or sale of any of its Shares.
	b	UBS Global AM agrees to indemnify, defend, and hold the Fund, its officers and Board members and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses including the cost of investigating or defending against such claims, demands or liabilities and any counsel fees incurred in connection therewith which the Fund, its Board members or officers, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in information furnished by UBS Global AM to the Fund for use in the
Registration Statement, arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement necessary to make such information not misleading, or arising out of any agreement between
UBS Global AM and any retail dealer, or arising out of any supplemental sales literature or advertising used by UBS Global AM in connection with its duties under this Contract.  UBS Global AM shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if UBS
Global AM elects to assume the defense, the defense shall be conducted by counsel chosen by UBS Global AM and satisfactory to the indemnified defendants whose approval shall not be unreasonably withheld.  In the event that UBS Global AM elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them.  If UBS
Global AM does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.
	10.	Services Provided to the Fund by Employees of UBS Global AM.
Any person, even though also an officer, director, employee or agent of UBS Global AM, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting in any business of the Fund, to be rendering such services to or acting solely for the Fund and not as an officer, director, employee or agent or one under the control or direction of UBS Global AM even though paid by
UBS Global AM.
	11.	Duration and Termination.
	a	This Contract shall become effective upon the date written
above, provided that, with respect to any class of Shares of a Series, this Contract shall not take effect unless such action has first been approved by vote of a majority of the Board and by vote of a majority of those Board members who are not interested persons of the Fund and, for a class of
Shares for which a Plan of Distribution has been adopted, also have no direct or indirect financial interest in the operation of the Plan of Distribution or in any agreements related thereto all such Board members collectively being referred to herein as the Independent Board Members, cast in person at a meeting called for the purpose of voting on such action.
	b	Unless sooner terminated as provided herein, this Contract
shall continue in effect for two years from the above written date.
Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually by a vote of a majority of the Independent Board Members, cast in person at a meeting called for the purpose of voting on such approval, and by the Board or with respect to a class of Shares of any given Series by vote of a majority of the outstanding voting securities of that class of Shares of such Series.
	c	Notwithstanding the foregoing, with respect to a class of
Shares of a Series, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board, by vote of a majority of the Independent Board Members or by vote of a majority of the outstanding voting securities of that class of Shares of the
Series on sixty days written notice to UBS Global AM or by UBS
Global AM at any time, without the payment of any penalty, on sixty days written notice to the Fund or such Series.  This
Contract will automatically terminate in the event of its assignment.
	d	Termination of this Contract with respect to a class of Shares of any given Series shall in no way affect the continued validity of this Contract or the performance there under with respect to any other classes of Shares of that Series or any classes of Shares of any other Series.
	12.	Amendment of this Contract.  No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.
	13.	Notice.  Any notice required or permitted to be given by either party to the other shall be deemed sufficient upon receipt in writing at the other partys principal offices.
	14.	Governing Law. This Contract shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that Section 15 below will be construed in accordance with the laws of the State of Delaware. To the extent that the applicable laws of the State of New York or the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control. As used in this Contract, the terms majority of the outstanding voting securities, interested person and assignment shall have the same meaning as such terms have in the 1940 Act, subject to any exemption or interpretation as may be issued by the
Commission by any rule, regulation or order or contained in any noaction or interpretive positions taken by the Commission staff.  Where the effect of a requirement of the 1940 Act reflected in any provision of this
Contract is revised by a rule, regulation, order or interpretation of the Commission or the Commission staff, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.
	15.	Limitation of Liability of the Board Members and Shareholders
of the Fund.  The Board members and the shareholders of the Fund shall not be liable for any obligations of the Fund or any Series under this
Contract, and UBS Global AM agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the
Fund or the particular Series in settlement of such right or claims, and not to such Board members or shareholders.
	16.	Miscellaneous.  The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

	IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

UBS INDEX TRUST


UBS INDEX TRUST
By:    /s/ Joseph A. Varnas
Name: Joseph A. Varnas
Title:   President
By:  /s/ Amy R. Doberman
Name:  Amy R. Doberman
Title:    Vice President and Secretary


UBS GLOBAL ASSET MANAGEMENT
US INC.


UBS GLOBAL ASSET MANAGEMENT
 US INC.

By:  /s/ Robert P. Wolfangel
Name:  Robert P. Wolfangel
Title:    Chief Financial Officer
By:  /s/ David M. Goldenberg
Name:   David M. Goldenberg
Title:     Executive Director

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